SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15 (d)
                   Of the Securities and Exchange Act of 1934

              Date of Report (date of event reported): November 16, 2000


                                H-QUOTIENT, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No: 001-15179


VIRGINIA                                               54-1947753
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


12030 Sunrise Valley Drive, Suite 205
Reston, Virginia                                       20191
(Address of principal executive officers)              (Zip Code)

Registrant's Telephone Number:   (703) 716-0100


                                 NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)


ITEM 4.  CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT.

  (a)(1)

     (i) The Company's auditors, Kaufman Davis, PC resigned by letter, effective November 8, 2000 as the Company's auditors, on November 9, 2000.

    (ii)  Not applicable.

   (iii)  Not applicable.

    (iv) There were no disagreements between the Company and Kaufman Davis, PC on any matter of accounting principles which, if not resolved to the satisfaction of Kaufman Davis, PC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     (v)  Not applicable

  (a)(2) The Company is in the process of retaining its new independent auditors.

          (i)  Not applicable.

          (ii) Not applicable.

     (b)  Not applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     16.1 Letter from Kaufman Davis, PC, dated November 9, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     H-QUOTIENT, INC.




Dated:   November 16, 2000                  By: /s/ Douglas A. Cohn
                                              --------------------------------
                                              Douglas A. Cohn, Chief Executive
                                              Officer